Exhibit 99.1

10 and 120 S. Riverside is owned by Behringer Harvard REIT I, Inc. May 15, 2013 © 2013 Behringer Harvard REIT I, Inc. Quarterly Update First Quarter 2013

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; our ability to renew expiring leases and lease vacant spaces at favorable rates or at all; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; the availability of cash flow from operating activities to fund distributions and capital expenditures; our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise to fund our future capital needs; our ability to strategically dispose of assets on favorable terms; our level of debt and the terms and limitations imposed on us by our debt agreements; our ability to retain our executive officers and other key personnel; the increase in our direct overhead as a result of becoming a self-managed company; conflicts of interest and competing demands faced by certain of our directors; limitations on our ability to terminate our property management agreement and certain services under our administrative services agreement; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our 2012 Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission.

PPR Disclaimers The modeling, projections, analyses, and other forward-looking information prepared by Property and Portfolio Research, Inc. (“PPR”) and presented herein are based on financial and other information from public and proprietary sources, as well as various assumptions concerning future events and circumstances that are speculative, uncertain and subject to change without notice. Actual results and events may differ materially from the projections presented. All PPR materials set forth herein (“PPR Materials”) speak only as of the date referenced and may have materially changed since such date. PPR does not purport that the PPR Materials herein are comprehensive, and, while they are believed to be accurate, the PPR Materials are not guaranteed to be free from error, omission or misstatement. PPR has no obligation to update any of the PPR Materials included in this document. All PPR Materials are provided “as is,” without any guarantees, representations or warranties of any kind, including implied warranties of merchantability, non-infringement, title and fitness for a particular purpose. To the maximum extent permitted by law, PPR disclaims any and all liability in the event any PPR Materials prove to be inaccurate, incomplete or unreliable. PPR does not sponsor, endorse, offer or promote an investment in the securities of Behringer Harvard REIT I, Inc. You should not construe any of the PPR Materials as investment, tax, accounting or legal advice.

Portfolio Characteristics Mar. 2013 Dec. 2012 Operating properties 48 50 Square feet(1) 17.9 million 18.9 million Occupancy(1) 87% 86% Markets 24 26 (1) Represents our pro rata ownership share The Wanamaker Building – Philadelphia, PA

Economic Update Sources: The Conference Board, Bureau of Labor Statistics, Washington Post, The Wall Street Journal Economic Indicators Consumer Confidence Index® increased in April to 68.1, after declining in March to 61.9 Leading Economic Index® declined 0.1 percent in March to 94.7, following a 0.5 percent increase in February, and a 0.5 percent increase in January Employment Total nonfarm payroll employment for April increased by 165,000 jobs resulting in 783,000 jobs added year-to-date down from 899,000 jobs added during the same period of 2012 slight increase to the 774,000 jobs added during the same period in 2011 As reported in the Washington Post, “The unemployment rate has been moving downward glacially but consistently....This kind of growth cannot boost the economy toward full employment in the near future.” As reported in this Monday’s edition of the Wall Street Journal, “The U.S. still employs more than 2.5 million fewer people than when the recession began....at 180,000 jobs per month, it will take until the middle of 2014 to close that gap.”

Economic Update – Post-Recession Employment Slowly Recovering Source: calculatedriskblog.com

* By percent of total net operating income during the three months ended March 31, 2013 Source: Bureau of Labor Statistics Unemployment - Our Top Nine Markets* National Average 7.5%

Summary of Q1 2013 Accomplishments Manage liquidity Reported $16.1 million of MFFO for the first quarter Achieved quarterly savings from internalization of approximately $2.7 million Achieved same store cash NOI growth of 12.2% over Q1 2012 Increased our unrestricted cash from $9.7 million at December 31 to $40.7 million at March 31 Recapitalize or dispose of troubled assets Recapitalized Paces West (Atlanta, GA), retaining a 10% non-controlling interest Completed the sale of Alexander Road (Princeton, NJ) during the quarter Disposed of Knoxville, TN and Wichita, KS properties subsequent to quarter end Further reduce our geographic footprint Completed the sale of 5&15 Wayside (Burlington, MA) for a sales price of $69.3 million

Summary of Q1 2013 Accomplishments (cont.) Lease the portfolio and increase occupancy Leased 875,000 square feet, including 459,000 square feet of renewal leasing and 416,000 square feet of new and expansion leasing Achieved rental rates 3% above expiring leases overall and 6% above expiring leases at our core properties Achieved positive net absorption of 194,000 square feet and increased occupancy from 86% at December 2012 to 87% at March 2013 Strengthen the balance sheet Refinanced the Wanamaker Building, lowering the interest rate from 5.38% to 3.83% Reduced our debt balance (at ownership share) from $2.17 billion at December 31 to $2.08 billion at March 31 Reduced our debt as a percentage of our December 2012 real estate value from 64.4% at December 31 to 63.4% in May 2013 following the disposition of the Knoxville, TN and Wichita, KS properties

Progress on Debt Maturities: 1/2012 to 3/2013 (In Millions) $32 = Troubled $198 = 222 S. Riverside $150 = Bank of America $129 = The Terrace $100 = 1325 G Street $99 = Fifth Third Cleveland & Columbus $66 = Three Parkway $80 = Other Note: Reflects our share of consolidated and unconsolidated properties and reflects the reductions in debt related to the dispositions of Knoxville, TN and Wichita, KS properties in May 2013. $34 = Troubled $106 = Burnett $94 = Louisville $61 = United Plaza $55 = Lawson $44 = Loop Central $60 = Other

Portfolio Characteristics – Core and Non-Core Properties As of March 31, 2013: Core Properties 23 operating properties 12.8 million square feet(1) 89% occupancy(1) 79% CBD(2) 61% leverage 91% of estimated value Non-Core Properties 25 operating properties 5.1 million square feet(1) 81% occupancy(1) 37% CBD(2) 80% leverage 9% of estimated value (1) Represents our pro rata ownership share (2) Based on square feet at our pro rata ownership share

Top Nine Markets – By Percent of Total Net Operating Income* *Represents NOI generated during the three months ended March 31, 2013, by properties owned as of March 31, 2013.

Top Nine Markets - Occupancy Trends Market December 2011 December 2012 March 2013 Change December 2012 to March 2013 Chicago, IL 85% 85% 86% + 1% Houston, TX 92% 91% 92% + 1% Philadelphia, PA 89% 93% 93% - Charlotte, NC 80% 93% 93% - Dallas/Ft. Worth, TX 87% 88% 90% +2% Washington, D.C. 89% 84% 84% - Baltimore, MD 91% 92% 92% - Louisville, KY 77% 78% 77% - 1% Austin, TX 96% 67% 79% + 12% © 2013 Behringer Harvard REIT I, Inc.

Top Nine Markets – First Quarter 2013 Occupancy

Leasing Cost Analysis – First Quarter 2013 Total of $22.6 million in leasing costs Renewals 459,000 square feet $8.9 million, or $3.51 per square foot per year of lease term, in tenant improvement and commission costs 5.5 year average term Expansions 193,000 square feet $5.4 million, or $4.14 per square foot per year of lease term, in tenant improvement and commission costs 6.7 year average term New leases 223,000 square feet $8.3 million, or $5.63 per square foot per year of lease term, in tenant improvement and commission costs 6.6 year average term Note: These figures include our pro rata share of leasing activity at all properties. The Colorado Building – Washington, D.C.

Funds from Operations (FFO*) and Modified Funds from Operations (MFFO*) FFO attributable to common stockholders for the first quarter 2013 was $29.3 million, or $0.10 per diluted share MFFO attributable to common stockholders for the first quarter 2013 was $16.1 million, or $0.05 per diluted share, and excludes the following non-cash items: $7.7 million gain on troubled debt restructuring $3.2 million straight-line rent adjustment $2.4 million amortization of rent intangibles *Reconciliations of net income (loss) to FFO and MFFO attributable to common stockholders are contained in the Current Report on Form 8-K that was filed on May 15, 2013.

First quarter 2013 vs. first quarter 2012 Same store cash NOI* for first quarter 2013 was $50.0 million Increased $5.4 million, or 12.2%, as compared to first quarter 2012 primarily due to: increased base rent tenants transitioning from free rent into cash paying rent phase of leases increased recoveries First quarter 2013 vs. fourth quarter 2012 Same store cash NOI* for first quarter 2013 was $50.0 million Decreased $1.0 million, or 2.0%, as compared to fourth quarter 2012 Adjusting for the one-time impact of the MF Global receivables collected during the fourth quarter (previously written off as bad debt), same store cash NOI increased $0.6 million, or 1.2%, quarter over quarter Same Store Results *Reconciliations of net income (loss) to same store cash NOI are contained in the Current Report on Form 8-K that was filed on May 15, 2013.

Objectives and Key Areas of Focus Objectives Maximize stockholder value Lay the groundwork for distributable cash flow Create liquidity for our stockholders Key Areas of Focus – 2013 to 2015 Manage liquidity Dispose of remaining troubled assets Further reduce our geographic footprint Decrease ownership in select core markets Strengthen the balance sheet by reducing our leverage to approximately 50% Lease the portfolio and increase occupancy to 90% or more Maintain a well-respected management team Establish an independent identity for the Company

Establish an Independent Identity In 2008, Behringer Harvard began assembling the current management team to focus exclusively on Behringer Harvard REIT I, Inc. In September 2012, the Company became self managed To clarify to the marketplace that the Company is now self managed, we intend to establish a new, independent identity in the near future

Playback Information Representatives may log on to the protected portion of the Behringer Harvard website using their DST Vision ID for a playback of today’s call Stockholders should call toll free (855) 859-2056 and use passcode 30337316. Presentation available on our website at www.behringerharvard.com/reit1 under the heading ‘SEC Filings’ for the Form 8-K filing made today

# Behringer Harvard REIT I, Inc.


250 West Pratt
Baltimore, MD
Colorado Building
Washington, DC
1650 Arch Street
Philadelphia, PA
500 East Pratt Street
Baltimore, MD
City Hall Plaza
Manchester, NH
1325 G Street,
Washington, DC
One BriarLake Plaza
Houston, TX
Energy Centre
New Orleans, LA
The Wanamaker Building
Philadelphia, PA
One Financial Place
Chicago, IL
222 S. Riverside
Chicago, IL
Three Eldridge Place
Houston, TX
One & Two Eldridge Place
Houston, TX
United Plaza
Philadelphia, PA
Three Parkway
Philadelphia, PA

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Playback Information Representatives may log on to the protected portion of the Behringer Harvard website using their DST Vision ID for a playback of today’s call Stockholders should call toll free (855) 859-2056 and use passcode 30337316. Presentation available on our website at www.behringerharvard.com/reit1 under the heading ‘SEC Filings’ for the Form 8-K filing made today